Exhibit 10.14A

                                 RENEWAL OF
                 LEASE BETWEEN BJB ASSOCIATES, LANDLORD and
                     INTELLIGENT CONTROLS, INC., TENANT
                             DATED June 21, 1994


The lease is hereby revised as follows. All other terms and conditions to remain the same.

1.  Lease to expire October 13, 2003

2.  Space leased to total 14,900 square feet. (All but two truck bays)

3.  Monthly lease payment to be as follows:

      October 14, 2000 through October 13, 2001 - $6,063.00
      October 14, 2001 through October 13, 2002 - $6,245.00
      October 14, 2002 through October 13, 2003 - $6,245.00

4.  There are no further options to renew.

5.  Tenant's share of real estate taxes and insurance is 100%.

6. INCON is granted the right to use 3 parking spaces nearest Landlord's entrance.


LANDLORD:  BJB ASSOCIATES:

 /s Phil Wright                        By: /s Pamela Bartlett
-------------------------                 ----------------------------
Witness                                   Its

3-20-00                                   Partner
-------------------------                 ----------------------------


TENANT:  INTELLIGENT CONTROLS, INC.

/s S. Binette                          By: /s Dean Richards
-------------------------                 ----------------------------
Witness                                   Its


3-13-00                                   VP Manufacturing
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Date